                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12
 ................................................................................
               (Name of Registrant as Specified In Its Charter)

                      PRUDENTIAL DEVELOPING MARKETS FUND
 ................................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)   Title of each class of securities to which transaction applies:

        ........................................................................
        2)   Aggregate number of securities to which transaction applies:

        ........................................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ........................................................................
        4)   Proposed maximum aggregate value of transaction:

        ........................................................................
        5)   Total fee paid:
        ........................................................................
/ /   Fee paid previously with preliminary materials.
/ /   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        ........................................................................
        2)   Form, Schedule or Registration Statement No.:

        ........................................................................
        3)   Filing Party:

        ........................................................................
        4)   Date Filed:

        ........................................................................

                            PRUDENTIAL MUTUAL FUNDS
                   GATEWAY CENTER THREE, 100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
                     ------------------------------------

                                 March 31, 1999

Dear Shareholder:

     Enclosed is a proxy statement asking you to vote in favor of two proposals relating to the management and operation of your Fund -- the Prudential Latin America Equity Fund, a series of Prudential Developing Markets Fund.

     The first proposal, if adopted, would allow the Fund to invest more than 25% of its assets in the securities of issuers in the telecommunications industry. Management of the Fund believes that the ability to concentrate in the securities of these issuers will allow the Fund to more fully reflect the relatively large percentage of market capitalization of Latin American securities represented by the telecommunications industry. This should allow the Fund to better compete against its applicable benchmarks and other funds that are permitted to invest more than 25% of assets in this sector.

     The second proposal asks you to ratify the selection of PricewaterhouseCoopers LLP as your Fund's independent accountants for the fiscal year ending May 31, 1999. The Board of Trustees of Prudential Developing Markets Fund previously selected PricewaterhouseCoopers LLP as the Fund's independent accountants, subject to shareholder ratification.

     A meeting will be held on April 15, 1999 to consider these proposals and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each proposal and we recommend that you read it carefully. After you have considered the proposals, we ask that you vote on each proposal by completing the proxy card and returning it to us in the enclosed postage-paid envelope.

     Thank you for your attention to this matter.

                                        Very truly yours,



                                        Mendel A. Melzer
                                        President
                                        Prudential Mutual Funds

--------------------------------------------------------------------------------
PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.
--------------------------------------------------------------------------------

                      PRUDENTIAL DEVELOPING MARKETS FUND
                     PRUDENTIAL LATIN AMERICA EQUITY FUND
                             GATEWAY CENTER THREE
                           NEWARK, NEW JERSEY 07102

--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------


To Our Shareholders:

        Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Latin America Equity Fund (the Fund), a series of Prudential Developing Markets Fund, will be held on April 15, 1999 at 11:00 a.m., at Gateway Center Two, 100 Mulberry Street, 3rd Floor, Newark, New Jersey, 07102, for the following purpose:

        1. To approve or disapprove the adoption of a concentration policy for the Fund to allow the Fund to invest in excess of 25 percent (25%) of its assets in securities of issuers engaged in the telecommunications industry.

        2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending May 31, 1999.

        3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

        The Board of Trustees has fixed the close of business on February 23, 1999 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.



                                Robert C. Rosselot
                                         Secretary


Dated: March ____, 1999


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                      PRUDENTIAL DEVELOPING MARKETS FUND
                     PRUDENTIAL LATIN AMERICA EQUITY FUND
                             GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077


--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------

        This Proxy Statement is furnished by the Board of Trustees of Prudential Developing Markets Fund (the Trust) in connection with the solicitation of proxies for use at a Special Meeting of Shareholders of the Latin America Equity Fund (the Fund), a series of the Trust, to be held on April 15, 1999 at 11:00 a.m., at Gateway Center Two, 100 Mulberry Street, 3rd Floor, Newark, New Jersey 07102. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting.

        If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote for the proposed adjournment with respect to each proposed item, unless directed to disapprove any proposed item, in which case such shares will be voted against the proposed adjournment with respect to the proposed item or items which the person named as proxy was directed to disapprove. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

        The close of business on February 23, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had _______________ shares of beneficial interest outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Special Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about March 31, 1999.

        As of February 23, 1999, [The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102], held, as record and beneficial owner, ____________ shares of the Fund, which represented approximately __% of the shares of the Fund then outstanding. Management does not know of any other person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date. As of the record date, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

        The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Trustees of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitations, including specified expenses, is not expected to exceed $_______ and will be borne by the Fund.

        Prudential Investment Fund Management LLC (PIFM) Gateway Center Three, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement with the Trust dated June 1, 1998. Investment advisory services are provided to the Fund by PIFM through its affiliate, The Prudential

Investment Corporation (PIC), doing business as Prudential Investments (the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement with PIFM dated June 1, 1998. Prudential Investment Management Services LLC (PIMS), Gateway Center Three, Newark, New Jersey 07102, serves as principal underwriter of Fund shares pursuant to a Distribution Agreement with the Trust dated June 1, 1998. Both PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). PIMS is a direct, wholly owned subsidiary of Prudential.

        The semi-annual report to shareholders of the Fund, which includes unaudited financial statements as of November 30, 1998, is available by contacting the PIFM or PIMS at the above addresses, or by calling the Fund at
(800) 225-1852.


              APPROVAL OF THE ADOPTION OF A CONCENTRATION POLICY
                   FOR THE FUND TO ALLOW THE FUND TO INVEST
                IN EXCESS OF 25% OF ITS ASSETS IN SECURITIES OF
              ISSUERS ENGAGED IN THE TELECOMMUNICATIONS INDUSTRY
                               (Proposal No. 1)


        You are asked to approve the adoption of a concentration policy for the Fund which will allow the Fund to invest in excess of 25% of its assets in securities of issuers engaged in the telecommunications industry
(Telecommunications Securities).


        The Board of Trustees of Prudential Developing Markets Fund considered and approved the adoption of this concentration policy for the Fund at a meeting held on February 23, 1999. The Fund currently does not reserve the right to concentrate more than 25% of its assets in a particular sector or industry. In order to do so, the Investment Company Act requires that the Fund's Prospectus disclose its intended industry concentration and that the Board of Trustees and shareholders approve the adoption of such concentration policy.


        The adoption of an industry concentration policy in the Fund is necessitated by the very large portion of stock market capitalization represented by Telecommunications Securities. Telecommunications Securities currently represent approximately 30% of market capitalization of available Latin American equity securities. If the Fund's Subadviser is unable to invest more than 25% of the Fund's assets in Telecommunications Securities, the portfolio will be at a disadvantage against its applicable index (for comparison purposes) and its competition, which is generally able to concentrate in this sector. Because the Fund is focused on one region within a volatile asset class (Latin American equity securities) and because there are relatively few countries, industries and companies within the region, the Subadviser believes that it is appropriate and desirable to permit the requested concentration to increase its flexibility in selecting portfolio securities for the Fund.


        Concentration of investment in a single industry can result in greater risk to the Fund and its shareholders due to the increased exposure to adverse economic changes that can affect a particular industry. In particular, concentration of the Fund's investments in Telecommunications Securities may make the Fund more susceptible to events which impact the telecommunications industry or particular companies within the industry. For example, factors such as increased competition from both national and international product and service providers, rate regulation or technical obsolescence may adversely affect the Fund's investments in Telecommunication Securities and, as a result, its performance.

Required Vote

     Adoption of Proposal No. 1 requires the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act, a majority of the Fund's outstanding voting securities is defined as the lesser of
(i) 67% of the Fund's outstanding voting shares represented at a meeting at which more than 50% of the Fund's outstanding voting shares are represented in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. If the proposed concentration policy is not approved, the Fund would continue to be restricted from investing more than 25% of its assets in a single industry and that restriction could not be changed without the approval of a majority of the outstanding voting securities of the Fund.



                       THE BOARD OF TRUSTEES RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 1



                    RATIFICATION OF INDEPENDENT ACCOUNTANTS
                               (Proposal No. 2)


     The Board of Trustees of the Fund, including a majority of the members of the Board of Trustee who are not interested persons of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the Fund's fiscal year ending May 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.

     The Board of Trustees' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accounts to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Trustees also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

Required Vote

     The affirmative vote of at least a majority of the votes cast, in person or by proxy, at the meeting is required for ratification.



                       THE BOARD OF TRUSTEES RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 2

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.


                                        Robert C. Rosselot
                                                 Secretary

Dated: March     , 1999
             ----


     Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                     PROXY
                      PRUDENTIAL DEVELOPING MARKETS FUND
                     Prudential Latin America Equity Fund
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                   -----------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Robert F. Gunia, Robert C. Rosselot and Grace C. Torres as Proxies, each with power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Developing Markets Fund-Prudential Latin America Equity Fund held of record by the undersigned on February 23, 1999, at the Special Meeting of SHAREHOLDERS TO BE HELD ON April 15, 1999, or any adjournment thereof.

      THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE FOR PROPOSAL NOS. 1 AND 2

                                                                                For        Against      Abstain
1.     To approve or disapprove the adoption of a concentration policy          / /          / /          / /
       for the Fund to allow the Fund to invest in excess of 25 percent
       (25%) of its assets in securities of issuers engaged in the telecommunications industry

2.     To ratify or reject the selection  of PricewaterhouseCoopers LLP         / /          / /          / /
       as independent accountants of the Fund for the fiscal year ending
       May 31, 1999

Mark box at right if an address change has
been noted on the reverse side of this card.                                    /  /

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

     THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                       When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATE:_______________   RECORD DATE SHARES:  ___________________



_____________________  ________________________________________
Shareholder sign here        Joint owner sign here